                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with this Amendment Number 1 to the Quarterly Report of West Mountain Alternative Energy, Inc. (the Company") on Form 10-QSB/A for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Brian L. Klemsz, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date:  July 15, 2008
                                                       /s/ Brian L. Klemsz
                            Brian L. Klemsz
                                                      Chief Executive Officer
                                                      Chief Financial Officer